UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☐ Filed by a Party other than the Registrant ☒
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TEGNA INC.

(Exact name of registrant as specified in its charter)
STANDARD GENERAL L.P.
STANDARD GENERAL MASTER FUND L.P.
SOOHYUNG KIM
COLLEEN B. BROWN
CARLOS P. SALAS
ELIZABETH A. TUMULTY
STEPHEN USHER
DAVID GLAZEK
AMIT THAKRAR
DANIEL MALMAN
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED [__], 2021
2021 ANNUAL MEETING OF SHAREHOLDERS
OF
TEGNA INC.
PROXY STATEMENT
OF
STANDARD GENERAL L.P.
[●], 2021
To Our Fellow Shareholders of TEGNA Inc.:
We are furnishing this Proxy Statement to holders of the common stock, par value $1.00 per share (“Common Stock”), of TEGNA Inc. (“TEGNA” or the “Company”), in connection with our solicitation of proxies for use at the 2021 Annual Meeting of Shareholders of the Company scheduled to be held via a live webcast on [●], 2021, at [●] and at any and all adjournments, continuations or postponements thereof (the “Annual Meeting”).
This solicitation is being conducted by Standard General L.P. (“Standard General”), Standard General Master Fund L.P., David Glazek, Soohyung Kim, Daniel Malman, Amit Thakrar and Stephen Usher (collectively, and together with Standard General, the “Standard General Parties” or “we”), as well as Colleen B. Brown, Carlos P. Salas and Elizabeth A. Tumulty (collectively, the “Standard General Nominees”). As of the date hereof, Standard General beneficially owns an aggregate of 15,375,927 shares of Common Stock, representing approximately 7.0% of the shares of Common Stock, as reported to be outstanding by the Company as of February 19, 2021, in its capacity as the investment manager to various private investment vehicles, including Standard General Master Fund L.P., which is the record owner of 100 shares; Soohyung Kim, our founding partner, may be deemed to indirectly beneficially own the shares of Common Stock beneficially owned by Standard General. As more fully discussed in this Proxy Statement, we are soliciting proxies to be used at the Annual Meeting for the election of each of the Standard General Nominees and the candidates who have been nominated by the Company other than [●]. This gives stockholders the ability to vote for candidates to fill each of the twelve (12) seats up for election at the Annual Meeting.
THIS SOLICITATION IS BEING MADE BY THE STANDARD GENERAL PARTIES, AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.
We are seeking to change a minority of the Company’s Board of Directors (the “Board of Directors” or the “Board”). In 2019, we made a substantial investment in the Company, becoming one of TEGNA’s largest shareholders. We invested in TEGNA because of our conviction that TEGNA should be the premier pure play local affiliate broadcasting company. TEGNA has a leading portfolio of local affiliate television broadcasting stations and is the largest owner of Big 4 affiliates in the top 30 markets. Given the quality of its assets, we believed that TEGNA should be delivering best-in-class performance, and commensurate shareholder returns.
In January 2020, Standard General nominated five highly qualified candidates (one of whom subsequently withdrew) for election to TEGNA’s Board of Directors. At TEGNA’s 2020 annual meeting held on April 30, 2020, all of TEGNA’s nominees were reelected.
During the past year, Standard General has monitored TEGNA’s performance closely. Since Standard General shared its ideas with the Company for various strategic and operational improvements, TEGNA’s management team has ceased its previously value destructive acquisition program and taken steps to address its operational underperformance.  As a result, its relative share price performance has improved after years of relative underperformance. We believe TEGNA continues to have potential for significant improvements in financial performance and shareholder value creation, and needs to continue to diversify its Board to promote diversity, equity and inclusion and to reflect more closely its audience. We believe TEGNA is currently at a key inflection point and improved oversight is essential to oversee its next stage of growth. Consequently, we are nominating three diverse, highly qualified and independent candidates to the TEGNA Board. As TEGNA’s largest active shareholder — we own approximately [●] times as many shares as the current Board and management combined — we are disappointed that, once again, TEGNA has rejected our nominees in favor of preserving the status quo.

We believe that the addition of our three highly qualified, diverse and independent nominees to the TEGNA Board is a critical step to ensure that TEGNA sharpens its focus on driving improvements in operations and maximizing value for all shareholders. Unlike the current Board, which does not have a single independent director with operational experience in local affiliate television broadcasting, two of our nominees have significant operating experience in the local affiliate television broadcasting industry. Our nominees have backgrounds spanning strategic planning, finance, M&A, and technology and, collectively, have decades of experience as officers, directors and advisors of publicly-traded companies. Our nominees are committed to rigorous oversight of TEGNA’s management, operations and business strategy. Equally importantly, with the addition of our nominees, TEGNA’s Board would be significantly more diverse and would more closely reflect its audience. Moreover, as discussed below in this proxy statement, we have significant concerns arising from a 2014 incident involving David Lougee, the Chief Executive Officer of TEGNA, and a fourth Standard General nominee (who subsequently withdrew from consideration) who is an African American, and the TEGNA Board’s response to those concerns. In the past year, leading institutional investors -- including several of the Company’s largest shareholders -- have publicly called for listed companies to enhance diversity, equity and inclusion in their organizations and in their boardrooms. TEGNA’s upcoming annual meeting provides those investors an opportunity to demonstrate their commitment to these principles.
We are seeking your support to elect the Standard General Nominees and the candidates who have been nominated by the Company other than [●]. This will enable TEGNA’s shareholders to vote on the WHITE proxy card for candidates to fill each of the twelve seats up for election at the 2021 Annual Meeting. More information about our candidates is contained in the enclosed proxy statement. The names, background and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the Company’s nominees will serve as directors if the Standard General Nominees are elected.
This Proxy Statement is first being sent or given to shareholders on or about [●], 2021. If your shares are held in your own name, please authorize a proxy to vote by signing and returning the enclosed WHITE proxy card in the postage-paid envelope provided or by instructing us by telephone or via the Internet as to how you would like your shares of Common Stock voted (instructions are on your WHITE proxy card).
If your shares are held in the name of a brokerage firm, bank or other custodian, only that firm can vote such shares and, with respect to the election of directors, only upon receipt of your specific instruction. Accordingly, we urge you to contact the person responsible for your account and instruct that person to execute the WHITE proxy card on your behalf. Please follow any voting instructions provided by your bank, brokerage firm, dealer, trust company or other nominee.
Thank you for your support,

Sincerely,

Standard General L.P.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting —
This Proxy Statement and our WHITE proxy card are available at:
www.okapivote.com/TGNA2021
investors.tegna.com
If you have any questions regarding your WHITE proxy card or need assistance in executing your proxy, please contact:

Okapi Partners LLC 1212 Avenue of the Americas, 24th Floor New York, New York 10036 Shareholders may call toll-free: (855) 208-8902 Banks and brokers call: (212) 297-0720 Email: info@okapipartners.com

BACKGROUND OF THE SOLICITATION
Standard General L.P. is a New York City-based SEC-registered investment advisor that manages event-driven opportunity funds. Standard General was founded in 2007. Its principal business is to manage capital for public and private pension funds, endowments, foundations, and high net-worth individuals. Standard General was founded by Soohyung Kim, who is currently our Chief Executive Officer, Managing Partner and Chief Investment Officer.
In 2019, Standard General made a substantial investment in the Company, becoming one of TEGNA’s largest shareholders. We invested in TEGNA because of our conviction that TEGNA should be the premier pure play local affiliate broadcasting company. TEGNA has a leading portfolio of local affiliate television broadcasting stations and is the largest owner of Big 4 affiliates in the top 30 markets. Given the quality of its assets, TEGNA should be delivering best-in-class performance, and commensurate shareholder returns.
In January 2020, Standard General nominated five highly qualified candidates for election to TEGNA’s Board of Directors (one of whom subsequently withdrew due to a potential conflict of interest). After brief interviews with two of our four nominees, TEGNA declined to add any of our highly qualified nominees to its Board. Accordingly, we solicited proxies for the election of our nominees to the TEGNA Board at TEGNA’s 2020 annual meeting. TEGNA’s 2020 annual meeting was held on April 30, 2020, and all of TEGNA’s nominees were reelected.
During the past year, Standard General has monitored TEGNA’s performance closely. Since Standard General shared its ideas with the Company for various strategic and operational improvements, TEGNA’s management team has ceased its previously value destructive acquisition program and taken steps to address its operational underperformance.  As a result, its relative share price performance has improved after years of relative underperformance. We believe TEGNA continues to have potential for significant improvements in financial performance and shareholder value creation, and needs to continue to diversify its Board to promote diversity, equity and inclusion and to reflect more closely its audience. We believe TEGNA is currently at a key inflection point and improved oversight is essential to oversee its next stage of growth. Consequently, in January 2021, we nominated four diverse, highly qualified and independent candidates for election to the TEGNA Board.
In February 2021, the Nominating and Corporate Governance Committee of the TEGNA Board and TEGNA’s executive search firm conducted interviews with three of our nominees. On March 3, 2021, our fourth nominee, Adonis E. Hoffman, notified us that he was withdrawing from consideration as a nominee to the TEGNA Board. Mr. Hoffman furnished to us a copy of a letter of withdrawal sent to TEGNA’s Board and executive search firm on the same day, which cited as reasons for Mr. Hoffman’s withdrawal potential conflicts of interest and a 2014 incident involving David Lougee, TEGNA’s Chief Executive Officer. We disclosed Mr. Hoffman’s withdrawal in an SEC filing on March 4, 2021.
According to a detailed written account furnished to TEGNA by Mr. Hoffman, Mr. Lougee was the guest speaker at an April 2014 Media Institute luncheon. At that event, Mr. Hoffman, who is African American, sat one seat away from Mr. Lougee at the head table and conversed with Mr. Lougee during lunch. Subsequent to the lunch, Mr. Lougee gave a speech. Mr. Hoffman was the first member in the audience to ask Mr. Lougee a question after his prepared remarks. After the event concluded, as Mr. Hoffman waited at the hotel entrance for a taxi, Mr. Lougee approached Mr. Hoffman, handed him his valet ticket and asked Mr. Hoffman to fetch his car.
Neither at that time, nor at several subsequent encounters, did Mr. Lougee apologize for his treatment of Mr. Hoffman-- indeed, at their next encounter a few months later, in the presence of two other prominent broadcast executives, Mr. Lougee denied the incident occurred. According to Mr. Hoffman’s detailed written account, later the same afternoon Mr. Hoffman again encountered Mr. Lougee, who asked Mr. Hoffman “What do I have to do to make this go away? How much do I have to pay you?”
Mr. Hoffman first informed Standard General of this incident on February 23.  Standard General learned of Mr. Hoffman’s withdrawal from consideration at the same time the TEGNA Board was notified on March 3.  Standard General was not able to add an additional nominee in place of Mr. Hoffman as the nomination window had closed.
On March 8, 2021, we wrote a letter to the TEGNA Board expressing our concerns regarding Mr. Lougee’s behavior and requesting a thorough, independent investigation. The reasons for Mr. Hoffman’s withdrawal were revealed publicly in a Wall Street Journal article published on March 8, 2021. The next day, the TEGNA Board issued a letter to stakeholders announcing that it had conducted a review of the incident described in Mr. Hoffman’s letter. The TEGNA Board stated that no information had come to its attention suggesting that Mr. Lougee had ever been accused of any incident of a similar nature.

According to the Company’s public disclosure, the review overseen by the TEGNA Board consisted of: an interview of Mr. Lougee by the TEGNA general counsel; interviews of Mr. Lougee by directors; the engagement of an outside law firm to conduct one interview with Mr. Lougee; and a review of Mr. Lougee’s personnel file by TEGNA’s head of human resources, all of which appear to have occurred between March 4 and March 8, 2021.
On March 10, 2021, TEGNA informed us that it had determined not to recommend election of any of our nominees. According to TEGNA’s preliminary proxy statement, the TEGNA Board made this decision on March 4, 2021, the same day it received the letter from Mr. Hoffman and before the TEGNA Board had conducted any investigation into Mr. Lougee’s conduct.
On March 16, 2021, ‘Broadcasting+Cable’ published an article, which disclosed a letter Mr. Hoffman sent to Mr. Lougee, where he noted that Mr. Lougee had never disclosed, or accepted any responsibility for, this incident until Mr. Lougee’s public address to his employees the week prior.  In this letter, Mr. Hoffman also expressed deep concern about Mr. Lougee’s unconscious bias towards persons of color.
On the same day, according to ‘Broadcasting+Cable’, Mr. Hoffman also sent a letter to the TEGNA Board, stating that the integrity of the TEGNA Board’s review of the incident involving Mr. Lougee was questionable, and expressing concern whether the Board had met its obligation as independent directors, noting that TEGNA did not contact Mr. Hoffman as part of the review; the review was conducted by TEGNA’s General Counsel (who was hired by Mr. Lougee), the Chairman of the TEGNA Board (who has worked with Mr. Lougee for years), and a human resources officer (who reports to Mr. Lougee), and that the only independent party involved was an outside law firm that appears to have conducted one interview with Mr. Lougee. In our view, the “review” TEGNA claims to have conducted into this matter has been inadequate and calls into question whether the Board has met its fiduciary obligations.
On March 17, 2021, we filed this preliminary proxy statement with the SEC.

REASONS FOR OUR SOLICITATION
We are seeking to change a minority of TEGNA’s Board.
In 2019, we made a substantial investment in the Company, becoming one of TEGNA’s largest shareholders. We invested in TEGNA because of our conviction that TEGNA should be the premier pure-play local affiliate broadcasting company. TEGNA is the most important local affiliate television broadcasting company not currently at the regulatory ownership cap and is the largest owner of Big 4 network affiliates in the top 30 markets. Given the quality of its assets, TEGNA should be delivering best-in-class performance, and commensurate shareholder returns.
In January 2020, we nominated five highly qualified candidates for election to TEGNA’s Board of Directors (one of whom subsequently withdrew due to a potential conflict of interest). After brief interviews with two of our four nominees, TEGNA declined to add any of our highly qualified nominees to its Board. Accordingly, we solicited proxies for the election of our nominees to the TEGNA Board at TEGNA’s 2020 annual meeting. TEGNA’s 2020 annual meeting was held on April 30, 2020, and all of TEGNA’s nominees were reelected.
During the past year, Standard General has monitored TEGNA’s performance closely. Since Standard General shared its ideas with the Company for various strategic and operational improvements, TEGNA’s management team has ceased its previously value destructive acquisition program and taken steps to address its operational underperformance.  As a result, its relative share price performance has improved after years of relative underperformance.  We believe TEGNA continues to have potential for significant improvements in financial performance and shareholder value creation, and needs to continue to diversify its Board to promote diversity, equity and inclusion and to reflect more closely its audience. We believe TEGNA is currently at a key inflection point and improved oversight is essential to oversee its next stage of growth.  Consequently, in January 2021, we nominated four diverse, highly qualified and independent candidates for election to the TEGNA Board.
In February 2021, the Nominating and Corporate Governance Committee of the TEGNA Board and TEGNA’s executive search firm conducted interviews with three of our nominees. On March 3, 2021, our fourth nominee, Adonis E. Hoffman, notified us that he was withdrawing from consideration as a nominee to the TEGNA Board. Mr. Hoffman furnished to us a copy of a letter of withdrawal sent to TEGNA’s Board and executive search firm on the same day, which cited as reasons for Mr. Hoffman’s withdrawal potential conflicts of interest and a 2014 incident involving David Lougee, TEGNA’s Chief Executive Officer.
According to a detailed written account furnished to TEGNA by Mr. Hoffman, Mr. Lougee was the guest speaker at an April 2014 Media Institute luncheon. At that event, Mr. Hoffman, who is African American, sat one seat away from Mr. Lougee at the head table and conversed with Mr. Lougee during lunch. Subsequent to the lunch, Mr. Lougee gave a speech. Mr. Hoffman was the first member in the audience to ask Mr. Lougee a question after his prepared remarks. After the event concluded, as Mr. Hoffman waited at the hotel entrance for a taxi, Mr. Lougee approached Mr. Hoffman, handed him his valet ticket and asked Mr. Hoffman to fetch his car.
Neither at that time, nor at several subsequent encounters, did Mr. Lougee apologize for his treatment of Mr. Hoffman-- indeed, at their next encounter a few months later, in the presence of two other prominent broadcast executives, Mr. Lougee denied the incident occurred. According to Mr. Hoffman’s detailed written account, later the same afternoon Mr. Hoffman again encountered Mr. Lougee, who asked Mr. Hoffman “What do I have to do to make this go away? How much do I have to pay you?”
Mr. Hoffman first informed Standard General of this incident on February 23.  Standard General learned of Mr. Hoffman’s withdrawal from consideration at the same time the TEGNA Board was notified on March 3.  Standard General was not able to add an additional nominee in place of Mr. Hoffman as the nomination window had closed.
On March 8, 2021, we wrote a letter to the TEGNA Board expressing our concerns regarding Mr. Lougee’s behavior and requesting a thorough, independent investigation. The reasons for Mr. Hoffman’s withdrawal were revealed publicly in a Wall Street Journal article published on March 8, 2021. The next day, the TEGNA Board issued a letter to stakeholders announcing that it had conducted a review of the incident described in Mr. Hoffman’s letter. The TEGNA Board stated that no information had come to its attention suggesting that Mr. Lougee had ever been accused of any incident of a similar nature.
According to the Company’s public disclosure, the review overseen by the TEGNA Board consisted of: an interview of Mr. Lougee by the TEGNA general counsel; interviews of Mr. Lougee by directors; the engagement of an outside law firm to conduct one interview with Mr. Lougee; and a review of Mr. Lougee’s personnel file by TEGNA’s head of human resources, all of which appear to have occurred between March 4 and March 8, 2021.

On March 9, 2021, Mr. Lougee sent a letter to TEGNA employees - which we presume the Board approved. That letter omitted the critical context - that Mr. Lougee’s offensive conduct took place after he sat with Mr. Hoffman at lunch  -- and falsely stated that Mr. Lougee immediately apologized. While in his letter Mr. Lougee apologized to TEGNA employees for his “mistake,” after 7 years Mr. Lougee still has not apologized directly to Mr. Hoffman.
On March 16, 2021, ‘Broadcasting+Cable’ published an article, which disclosed a letter Mr. Hoffman sent to Mr. Lougee, where he noted that Mr. Lougee had never disclosed, or accepted any responsibility for, this incident until Mr. Lougee’s public address to his employees the week prior.  In this letter, Mr. Hoffman also expressed deep concern about Mr. Lougee’s unconscious bias towards persons of color.
On the same day, according to ‘Broadcasting+Cable’, Mr. Hoffman also sent a letter to the TEGNA Board, stating that the integrity of the TEGNA Board’s review of the incident involving Mr. Lougee was questionable, and expressing concern whether the Board had met its obligation as independent directors, noting that TEGNA did not contact Mr. Hoffman as part of the review; the review was conducted by TEGNA’s General Counsel (who was hired by Mr. Lougee), the Chairman of the TEGNA Board (who has worked with Mr. Lougee for years), and a human resources officer (who reports to Mr. Lougee), and that the only independent party involved was an outside law firm that appears to have conducted one interview with Mr. Lougee.  In our view, the “review” TEGNA claims to have conducted into this matter has been inadequate and calls into question whether the Board has met its fiduciary obligations.
Over the past two Board election cycles, TEGNA has rejected all seven of the highly qualified, diverse and independent nominees of Standard General presented to TEGNA for its consideration. We are equally troubled by the TEGNA Board’s failure to conduct a thorough investigation of serious allegations of racial bias by Mr. Lougee.
We therefore disagree with the TEGNA Board’s decision to reject our nominees. We continue to believe that TEGNA can do better; and in view of the recent revelations regarding Mr. Lougee and the incumbent Board’s response, we believe TEGNA has serious questions to answer regarding its commitment to the values of diversity, equity and inclusion (DE&I) it touts on its website and in its shareholder communications materials. We believe that the addition of our three highly qualified, diverse and independent nominees to the TEGNA Board is a critical step to ensure that TEGNA sharpens its focus on driving improvements in operations and maximizing value for all shareholders. Unlike the current Board, which does not have a single independent director with operational experience in local affiliate television broadcasting, two of our nominees have significant operating experience in the local affiliate television broadcasting industry. Our nominees have backgrounds spanning strategic planning, finance, M&A and technology. Collectively, they have decades of experience as officers, directors and advisors of publicly-traded companies.
Our nominees are committed to rigorous oversight of TEGNA’s management, operations and business strategy. Equally importantly, with the addition of our nominees, TEGNA’s Board would be significantly more diverse and would more closely reflect its audience. In addition, our nominees are committed to a thorough, truly independent investigation into potential systemic hiring and promotion practices that may discriminate against minority groups at TEGNA, particularly at the leadership and governance levels. In the past year, leading institutional investors -- including several of the Company’s largest shareholders -- have publicly called for listed companies to enhance diversity, equity and inclusion in their organizations and in their boardrooms. TEGNA’s upcoming annual meeting provides those investors an opportunity to demonstrate their commitment to these principles.
Our nominees are:
Colleen Brown, a highly experienced local affiliate television broadcasting executive who, among other things, served as President and Chief Executive Officer of Fisher Communications, Inc. from 2005 to 2013 and as a director from 2006 to 2013, culminating in the sale of the company to Sinclair Broadcast Inc.
Carlos P. Salas, a highly experienced public company executive who, among other things, has served as Chief Executive Officer and President of COR Clearing LLC from 2012 to 2019 (now AxosClearing LLC, a subsidiary of Axos Financial Inc.) and as a member of the Board of Directors for each of Williams Controls, Inc. and Tengasco Inc.
Elizabeth A. Tumulty, a highly experienced broadcasting executive who, among other things, served as President of Affiliate Relations for CBS Television Network from 2013 to 2016 and who served for five years on the board of directors of the National Association of Television Programming Executives (NATPE).
See the section titled “Matters to be Considered at the Annual Meeting — Biographical Information Regarding the Standard General Nominees” for a description of our nominees’ qualifications.
The Standard General Nominees recognize fully that as members of the Board they will owe fiduciary duties to all TEGNA shareholders and are committed to maximizing value for all TEGNA shareholders.

WE STRONGLY RECOMMEND A VOTE FOR THE ELECTION OF
THE STANDARD GENERAL NOMINEES.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
Election of Directors
The Company’s Board of Directors currently consists of twelve directors. Directors hold office until the Company’s next annual meeting following their election or until their successors are elected and qualified, unless prior to that time they have resigned, retired or otherwise left office. At the Annual Meeting, twelve directors are to be elected to the Board of Directors. On January 20, 2021, we gave notice to the Company of our intention to nominate the following Standard General Nominees to serve as directors of the Company: Colleen B. Brown, Carlos P. Salas, and Elizabeth A. Tumulty. We are seeking your proxy to vote for the election to the Board of Directors of our three diverse, highly qualified and independent nominees —Colleen B. Brown, Carlos P. Salas, and Elizabeth A. Tumulty in addition to the candidates who have been nominated by the Company other than [●], for whom Standard General is not seeking authority to vote and will not exercise any such authority. This gives shareholders the ability to vote for candidates to fill each of the twelve seats up for election at the 2021 Annual Meeting. We note that, pursuant to the listing standards of the New York Stock Exchange (“NYSE”), a director is not deemed to be independent unless the Board first determines that such director is independent. Standard General believes that each of its nominees satisfies the independence requirements of the NYSE and TEGNA’s Bylaws.
Each of the Standard General Nominees has consented to being named as a nominee in this Proxy Statement and to serve on the Board of Directors if elected. The Standard General Parties do not expect that any of the Standard General Nominees will be unable to stand for election, but in the event that a vacancy in the slate of Standard General Nominees should occur unexpectedly because any Standard General Nominee is unable to serve on the Board of Directors or for good cause will not serve on the Board of Directors, the shares of Common Stock represented by the WHITE proxy card will be voted for a substitute candidate selected by the Standard General Parties, to the extent this is not prohibited under the Company’s Bylaws and applicable law, in each case in light of the specific facts and circumstances surrounding such substitution. Should the Standard General Parties determine that it is necessary to add nominees in accordance with the Bylaws and applicable law, whether because the Company expands the size of the Board of Directors subsequent to the date of this Proxy Statement or for any other reason, the Standard General Parties will supplement this Proxy Statement.
Directors will be elected by the vote of a plurality of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the election of Directors, meaning that the twelve nominees receiving the most votes will be elected. Abstentions and broker non-votes, if any, will have no effect on the result of this vote.
Biographical Information Regarding the Standard General Nominees
The following information concerning the age, principal occupation and business experience during the last five years, and current public directorships of each of the Standard General Nominees has been furnished to the Standard General Parties by each of the Standard General Nominees.
Name, Age and Business Address	Principal Occupation or Employment During the Last Five Years; Public Company Directorships
Colleen B. Brown Age: 62 4691 Bandera Pl, Parker CO 80134
Colleen B. Brown is a seasoned and experienced media executive and board member. In 2017, Ms. Brown was honored as Director of the Year by the Pacific Northwest National Association of Corporate Directors (NACD). In addition, she was honored in New York City as a Top 100 Director by the NACD. Ms. Brown is also a Henry Crown Fellow and member of the Aspen Leadership Institute. Ms. Brown has served as a director of Big 5 Sporting Goods Corporation (Nasdaq:BGFV) since August 2019 where she is a member of the Audit Committee. Ms. Brown served as chairperson of the board of American Apparel, Inc. from 2014 to 2016. She has served as a director of TrueBlue, Inc. (NYSE:TBI) since July 2014 where she chairs the Technology and Innovation Committee and is a member of the Compensation and Nominating and Corporate Governance Committees. In addition, she currently serves on the Board of German-based Spark Networks and is a director of privately held Port Blakely Companies. Ms. Brown served as President and Chief Executive Officer of Fisher Communications, Inc. from 2005 to 2013 and as a director of Fisher Communications, Inc. from 2006 to 2013. From 2000 to 2004, she served as Senior Vice President of Belo Corporation reporting to the Chairman. Earlier in Ms. Brown’s career, she was President of the Television Division of Lee Enterprises from 1998 to 2000 until its successful turnaround and sale in 2000. She was President and General Manager of various companies at Gannett Co. Inc., including establishing and leading the Strategic Planning function and structuring and leading the first retransmission negotiations within the Broadcast Division, from 1980 to 1998. She also served on the board of Career Builder from 2000 to 2004 and on the board of Classified Ventures from 2000 to 2004. She was a director of DataSphere Technologies until its successful sale in 2017. Ms. Brown holds a B.S. from the University of Dubuque and M.B.A. from the University of Colorado. As a director, Ms. Brown will bring to the Board extensive executive experience in strategic planning, operations, finance, innovation and technology. Her leadership as a public company Chief Executive Officer, as well as a senior officer in two large media companies, will be a valuable resource to the Company. For these reasons we believe Ms. Brown is exceptionally well qualified to serve as a director of the Company.

Carlos P. Salas Age: 49 The Capital Corps, LLC/Commerce Home Mortgage, LLC 17351 W. Sunset Blvd., Suite 1A Pacific Palisades, CA 90272
Carlos P. Salas has served as the Chairman of the Board of Directors of Commerce Home Mortgage, LLC, a leading mortgage lender to underbanked minority and low-income communities in the US, since 2019. From 2012 to 2019, Mr. Salas served as Chief Executive Officer and President of COR Clearing LLC (now AxosClearing LLC, a subsidiary of Axos Financial Inc. (NYSE: AX)), a securities clearing firm serving FINRA-member broker-dealers. During this period, in 2016 and 2017, Mr. Salas also served as Chief of Staff of Banc of California, Inc. (NYSE: BANC). From 2004 to 2012, Mr. Salas served on the Board of Directors of Williams Controls, Inc. (NYSE: WMCO) where he served as the Chairman of the Governance and Nominating Committee and a member of the Audit and Compensation Committees. Mr. Salas also served on the Board of Directors of Tengasco Inc. (AMEX: TGC) from 2004 to 2011.  From 2003 to 2011, he was a member and co-founder of Dolphin Advisors, L.L.C., which managed a private-equity investment fund focused on middle-market opportunities. Before joining Dolphin Advisors, Mr. Salas was an investment banker with Donaldson, Lufkin & Jenrette, Inc. and Credit Suisse First Boston. Mr. Salas also practiced law with Cleary, Gottlieb, Steen & Hamilton in New York. Mr. Salas received his J.D. from The University of Chicago and his B.A. from New York University. For these reasons we believe Mr. Salas is exceptionally well qualified to serve as a director of the Company.

Elizabeth A. Tumulty Age: 56 4239 Shadyglade Ave. Studio City, CA 91604
Elizabeth A. Tumulty served as President of Affiliate Relations for CBS Television Network from 2013 to 2016. Currently, she serves as a board director and is a member of the National Association of Corporate Directors. Ms. Tumulty is also currently a member of the Committee of 200, an organization of women business leaders where she sits on C200’s Mentoring Council. In 2018, Ms. Tumulty spoke at Davos during the World Economic Forum on a panel of most powerful women; she is a frequent speaker regarding the importance of women in leadership. In 2011, Ms. Tumulty was elected as the only woman on the board of directors of the National Association of Television Programming Executives (NATPE) where she served for five years. Prior to her role at CBS, from 2006 to 2013, Ms. Tumulty was EVP Distribution and Affiliate Relations and part of the five member executive team successfully launching the CW Network, where her division grew to include Affiliate Marketing & the CW Plus Network, a 24/7 digital network.  From 2000 to 2006, and concurrent to launching CW Network, Ms. Tumulty served as the first female Senior VP of Affiliate Relations and Communications for The WB Network. In 2006, she was recognized among the next wave of women in Broadcasting & Cable Magazine’s annual spotlight on young TV professionals. In 2004, Warner Bros. selected her as its representative to Time Warner’s Leadership Program for promising young executives. In 2000, Ms. Tumulty became a voting member of the Academy of Television Arts & Sciences (presenter of the Emmy Awards) and continues her presence within the Academy today. Ms. Tumulty held executive roles at The Jenny Jones Talk Show from 1998 to 2000, as well as at a NBC Affiliate from 1993 to 1998 and TEGNA FOX affiliate WZDX-TV from 1998-2000.  Ms. Tumulty began her career at the Blair Rep Firm in Chicago in 1986 before moving to FOX Television (Syndicated Content) in 1987. Ms. Tumulty attended Western Illinois University studying Mass Communications & Broadcast Engineering.  For these reasons we believe Ms. Tumulty is exceptionally well qualified to serve as a director of the Company.

 If elected, each Standard General Nominee would receive such directors’ fees as may be payable by the Company in accordance with its practice at the time. With the exception of each Standard General Nominee’s respective consent to be nominated by Standard General Master Fund, L.P. and Director Nominee Representation and Agreement with the Company, there are no understandings or agreements between any of the Standard General Nominees or any other person pursuant to which the nominations have been made by Standard General.
Additional information concerning the Standard General Nominees is set forth in Appendix A to this Proxy Statement.
Other matters to be considered at the annual meeting
According to the preliminary proxy statement filed by the Company on March 10, 2021 (the “TEGNA preliminary proxy statement”), the following additional matters will be considered at the Annual Meeting:
•	to consider and act upon a Company proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year;

•	to consider and act upon a Company proposal to approve, on an advisory basis, the compensation of its named executive officers;
•	to consider and act upon a Company proposal regarding the elimination of supermajority voting provisions; and
•	to transact such other business, if any, as may properly come before the Annual Meeting or any adjournment or postponement of the meeting.

According to the TEGNA preliminary proxy statement, the Company’s By-laws do not require that the shareholders ratify the appointment of PwC as the Company’s independent registered public accounting firm, but the Company is seeking ratification because it values its shareholders’ views on the Company’s independent registered public accounting firm and believes it is a good corporate governance practice. If the shareholders do not ratify the appointment, the TEGNA preliminary proxy statement indicates that the Company’s audit committee will reconsider whether to retain PwC, but in its discretion may choose to retain PwC as the Company’s independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its shareholders. Standard General recommends that you vote “FOR” this proposal by checking the appropriate box and signing, dating and returning the enclosed WHITE proxy card.
Based on information contained in the TEGNA preliminary proxy statement, at the Annual Meeting shareholders will be asked to vote, on an advisory basis, whether to approve the compensation of the Company’s named executive officers. Information on this matter is included in the TEGNA preliminary proxy statement. According to the TEGNA preliminary proxy statement, the approval of this matter on an advisory basis requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes will not be counted as votes cast on this proposal. We recommend voting “AGAINST” the advisory vote to approve the compensation of the Company’s named executive officers.
Based on information contained in the TEGNA preliminary proxy statement, at the Annual Meeting shareholders will be asked to approve the amendment and restatement of the Third Restated Certificate of Incorporation (the “Charter”) of the Company to remove the requirement of the affirmative vote of shares representing no less than 80 percent (80%) of the voting power of the Company’s outstanding shares of capital stock entitled to vote generally in the election of directors (the “Supermajority Voting Requirements”) contained therein. Information on this matter is included in the TEGNA preliminary proxy statement. According to the TEGNA preliminary proxy statement, if approved, (i) future amendments to the By-law and Charter provisions listed in the TEGNA preliminary proxy statement will not be subject to the Supermajority Voting Requirement and will instead require the affirmative vote of a majority of the Company’s outstanding shares of stock entitled to vote generally in the election of directors as provided under applicable law, (ii) shareholders will not be subject to the Supermajority Voting Requirement to remove directors without cause, and (iii) the approval by shareholders of certain transactions with “interested shareholders” will not be subject to the Supermajority Voting Requirement set forth in the Company’s governing documents. Standard General recommends that you vote “FOR” this proposal by checking the appropriate box and signing, dating and returning the enclosed WHITE proxy card.
The accompanying WHITE proxy card includes the proposal ratifying the appointment of PwC as the Company’s independent registered public accounting firm for fiscal year 2021, the proposal regarding the approval on an advisory basis, of the compensation of the Company’s named executive officers, and the proposal seeking to eliminate all supermajority voting provisions set forth in the Company’s Charter. You may vote for or against, or you may abstain from voting on, these proposals, and the accompanying WHITE proxy card will be voted on these proposals in accordance with your instructions thereon. If you do not indicate any voting instruction, you will be deemed to have given a direction to vote the shares represented by the WHITE proxy card with “FOR” the ratification of the appointment of the Company’s independent registered public accounting firm, “AGAINST” the approval, on an advisory basis, of the compensation of the Company’s named executive officers, and “FOR” the eliminate all supermajority voting provisions set forth in the Company’s Charter.

Except as set forth in this Proxy Statement, we are not aware of any other matter to be considered at the Annual Meeting. However, if we learn of any other proposals made at a reasonable time before the Annual Meeting, we will either supplement this Proxy Statement and provide stockholders with an opportunity to vote by proxy directly on such matters or will not exercise discretionary authority with respect thereto. If other proposals are made thereafter, the persons named as proxies on the WHITE proxy card will vote such proxies in their discretion.
The participants in this solicitation intend to vote their shares of Common Stock “FOR” the election of the Standard General Nominees, FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2021, “FOR” the elimination of all supermajority voting provisions set forth in the Company’s Charter, and “AGAINST” the advisory resolution to approve executive compensation.
The Company has not yet publicly disclosed the record date for determining shareholders who will be entitled to vote at the Annual Meeting (the “Record Date”). After the Company publicly discloses the Record Date, the number of shares of Common Stock outstanding at that time and the date, time and place of the Annual Meeting, we intend to supplement this Proxy Statement with such information. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.

INFORMATION ABOUT THE PARTICIPANTS
Standard General Parties
Standard General L.P. is a New York City-based SEC-registered investment advisor that manages event-driven opportunity funds. Standard General was founded in 2007. Its principal business is to manage capital for public and private pension funds, endowments, foundations, and high net-worth individuals. Standard General Master Fund L.P. is organized as a limited partnership under the laws of the Cayman Islands, and its principal business is to serve as a private investment vehicle. Its investment manager is Standard General L.P. The principal occupation of Soohyung Kim is serving as the Chief Executive Officer, Managing Partner and Chief Investment Officer of Standard General. The principal occupation of Stephen Usher and David Glazek is serving as Partner of Standard General L.P. Mr. Glazek is also the portfolio manager of the SG Special Situations Fund. Daniel Malman is the trader at Standard General L.P., and Amit Thakrar is an Analyst at Standard General L.P.
Standard General’s principal business address is 767 Fifth Avenue, 12 Floor, New York, NY 10153. The business address of Standard General Master Fund L.P. is c/o Standard General L.P., 767 Fifth Avenue, 12th  Floor, New York, NY 10153. The business address of Mr. Kim is 767 Fifth Avenue, 12th Floor, New York, NY 10153. The business address of each of Mr. Usher, Mr. Glazek and Mr. Malman and Mr. Thakrar is 767 Fifth Avenue, 12th Floor, New York, NY 10153. Each of Mr. Kim, Mr. Usher, Mr. Glazek and Mr. Malman is a citizen of the United States of America. Mr. Thakrar is a citizen of Canada.
As of the date hereof, Standard General beneficially owns an aggregate of 15,375,927 shares of Common Stock, representing approximately 7.0% of the shares of Common Stock, as reported to be outstanding by the Company as of February 19, 2021, in its capacity as the investment manager to various private investment vehicles, including Standard General Master Fund L.P., which is the record owner of 100 shares; Soohyung Kim may be deemed to indirectly beneficially own the shares of Common Stock beneficially owned by Standard General. No nominee has purchased or sold any securities of the Company within the past two (2) years.
Additional information concerning transactions in securities of the Company effected during the past two years by Standard General is set forth in Appendix B to this Proxy Statement.
Standard General Nominees
See the section titled “Matters to be considered at the Annual Meeting — Biographical Information Regarding the Standard General Nominees.”

VOTING AND PROXY PROCEDURES
How do I vote by proxy?
If your shares are held in your name, you may vote by proxy as follows:
Vote by Telephone — Please call toll-free from the U.S. or Canada the phone number listed on your proxy card and follow the simple instructions provided. You will be required to provide the unique control number printed on your proxy card.
Vote by Internet — Please access the website linked on your proxy card and follow the simple instructions provided. Please note you must type an “s” after “http”. You will be required to provide the unique control number printed on your proxy card.
You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had executed a proxy card.
Vote by Mail — If you do not have access to a touch-tone telephone or to the Internet or wish to vote by mail, please sign, date and return the proxy card in the envelope provided, or mail to: Standard General L.P., c/o Okapi Partners, 1212 Avenue of the Americas, 24th Floor, New York, New York 10036.
The telephone and Internet voting procedures use a control number that appears on your WHITE proxy card to authenticate you as a shareholder of record and to allow you to confirm that your voting instructions have been correctly recorded. If you vote by telephone or Internet, you do not need to return the WHITE proxy card.
How do I vote shares that I hold through a broker, bank or other custodian?
If you hold shares through someone else, such as a broker, bank or other custodian, you will receive voting material from that firm. You can complete the WHITE voting form and return it as requested by the firm. If the firm offers Internet or telephone voting, the voting form will contain instructions on how to access and utilize those voting methods. If you hold your shares in a stock brokerage account or by a bank or other custodian, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other custodian and present it at the Annual Meeting.
What if I plan to attend the Annual Meeting, should I still submit a WHITE proxy card?
Yes. Whether or not you plan to attend the Annual Meeting, we urge you to submit a WHITE proxy card. Returning the enclosed proxy card will not affect your right to attend and vote at the Annual Meeting.
What if I want to revoke my proxy?
Any proxy may be revoked as to all matters covered thereby at any time prior to the time a vote is taken by (i) submitting a duly executed proxy bearing a later date or submitting a later proxy using the telephone or Internet voting procedures described above, (ii) filing a later-dated written revocation with the Secretary of the Company, or (iii) attending and voting at the Annual Meeting in person. Attendance at the Annual Meeting will not in and of itself constitute a revocation. If you hold your shares in a brokerage account or by a bank or other custodian, unless you have obtained a “legal proxy” from your bank, broker or other custodian, you will need to follow the instructions provided by your bank, broker or other custodian to revoke your voting form or submit a new voting form.
What should I do if I receive a proxy card solicited by the Company?
If you submit a proxy to us by signing and returning the enclosed WHITE proxy card, do not sign or return the proxy card solicited by the Company or follow any voting instructions provided by the Company unless you intend to change your vote, because only your latest-dated proxy will be counted.
If you have already sent a proxy card to the Company, or voted for its nominees through telephone or Internet voting procedures, you may revoke that vote and provide your support to the Standard General Nominees by signing, dating and returning the enclosed WHITE proxy card or by following the instructions to vote by telephone or Internet described above.

Who can vote?
Holders of Common Stock as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. If you are a shareholder of record on the Record Date, you will retain the voting rights in connection with the Annual Meeting even if you sell such shares after the Record Date. Accordingly, it is important that you vote the shares of Common Stock held by you on the Record Date, or grant a proxy to vote such shares on the WHITE proxy card, even if you sell such shares after such date.
What is the required quorum?
The holders of record of a majority of the shares of the Common Stock of the Company issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the Annual Meeting.
What vote is required for the proposals at the Annual Meeting?
Each share of Common Stock outstanding on the Record Date is entitled to one vote on each of the director nominees and one vote on each other matter. The director nominees will be elected by the vote of a plurality of the votes cast at the Annual Meeting. The “plurality of votes cast” means that the twelve director nominees receiving the greatest number of “FOR” votes cast will be elected.  Ratification of the selection of the Company’s independent registered public accounting firm, the non-binding advisory vote to adopt the resolution to approve the Company’s executive compensation program requires the affirmative vote of the majority of the shares of common stock present or represented by proxy and entitled to vote at the meeting. Approval of the binding Company proposal to eliminate supermajority voting provisions requires the affirmative vote of the holders of eighty percent (80%) of the voting power of the outstanding shares of capital stock entitled to vote generally in the election of directors. Abstentions, if any, will have no effect on the election of any director, but will have the same effect as votes “against” each of the other four proposals.
IF YOU WISH TO VOTE FOR THE ELECTION TO THE BOARD OF THE STANDARD GENERAL NOMINEES AND THE CANDIDATES WHO HAVE BEEN NOMINATED BY THE COMPANY OTHER THAN [●], FOR WHOM STANDARD GENERAL IS NOT SEEKING AUTHORITY TO VOTE AND WILL NOT EXERCISE ANY SUCH AUTHORITY, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS ON YOUR WHITE PROXY CARD TO VOTE BY TELEPHONE OR VIA THE INTERNET.
If you sign and submit your WHITE proxy card without specifying how you would like your shares voted, your shares will be voted “FOR” the election of the Standard General Nominees and you will be deemed to have given a direction to vote the shares represented by the WHITE proxy card “FOR” the candidates who have been nominated by the Company other than [●], for whom Standard General is not seeking authority to vote and will not exercise any such authority, FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2021, “FOR” the elimination of all supermajority voting provisions set forth in the Company’s Charter, and “AGAINST” the advisory resolution to approve executive compensation.
BY EXECUTING THE WHITE PROXY CARD YOU ARE AUTHORIZING THE PERSONS NAMED AS PROXIES TO REVOKE ALL PRIOR PROXIES ON YOUR BEHALF.

SOLICITATION; EXPENSES
Proxies may be solicited by mail, advertisement, telephone, internet, e-mail, facsimile, other media and personal solicitation by the Standard General Parties and by the Standard General Nominees. No additional compensation will be paid to the Standard General Parties or to the Standard General Nominees for the solicitation of proxies. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the Standard General Parties’ solicitation material to their customers for whom they hold shares, and the Standard General Parties will reimburse them for their reasonable out-of-pocket expenses.
Standard General has retained Okapi Partners LLC (“Okapi”) to assist in the solicitation of proxies and for related services. Standard General will pay Okapi a fee of $[●] and has agreed to reimburse Okapi for certain additional fees and expenses and to indemnify Okapi against certain liabilities and expenses, including reasonable legal fees and related charges. Standard General has also agreed to pay an additional fee to Okapi, the amount of which is to be determined, upon conclusion of a proxy campaign. Okapi will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Approximately 45 persons will be used by Okapi in its solicitation efforts.
The entire expense of preparing, assembling, printing and mailing this Proxy Statement and related materials and the cost of soliciting proxies will be borne by the Standard General Parties. To the extent legally permissible, if successful in the election of one or more of the Standard General Nominees, we currently intend to seek reimbursement from the Company for the costs of this solicitation. We do not currently intend to submit the question of such reimbursement to a vote of the shareholders of the Company.
The Standard General Parties estimate that the total expenditures relating to its proxy solicitation incurred by the Standard General Parties will be approximately $[●], approximately $[●] of which has been incurred to date. Such costs do not include legal fees and expenses in connection with any potential litigation. The cost of the solicitation will be borne by Standard General and its Investment Vehicles. Reimbursement may be sought from the Company. Any such reimbursement, if sought, will not be submitted to a vote of security holders.
If you have any questions concerning this Proxy Statement or the procedures to be followed to execute and deliver a proxy, please contact Okapi at the address or phone number specified above.

INFORMATION ABOUT THE COMPANY
Based upon documents publicly filed by the Company, the mailing address of the principal executive offices of the Company is 8350 Broad Street, Suite 2000, Tysons, Virginia 22102-5151.
The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and, in accordance therewith, is required to file reports, proxy statements and other information with the SEC. Reports, registration statements, proxy statements and other information filed by the Company with the SEC may be inspected at, and copies may be obtained from, the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet http://www.sec.gov where reports, proxy and information statements and other information regarding issuers and others that file electronically with the SEC may be obtained free of charge.
The Standard General Parties have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Company’s proxy statement, in reliance on Rule 14a-5(c) of the Exchange Act. Such disclosure includes Item 1 of Schedule 14A (date, time and place of the Annual Meeting), Item 5 of Schedule 14A (interest of certain persons in matters to be acted upon, other than the Standard General Nominees and Standard General Parties), Item 6 of Schedule 14A (voting securities and principal holders thereof, other than the Standard General Nominees and Standard General Parties), Item 7 of Schedule 14A (directors and executive officers, other than the Standard General Nominees), biological information on the Company’s current directors, the date by which proposals of shareholders intended to be presented at the 2021 annual meeting of shareholders of the Company must be received by the Company in order to be included in the Company’s proxy materials for that meeting and the date after which shareholder proposals for the 2021 annual meeting of shareholders of the Company will be considered untimely. Please refer to the Company’s proxy statement for such information. Except as otherwise noted herein, the information in this Proxy Statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information. Although the Standard General Parties do not have any knowledge indicating that any statement contained herein is untrue, we do not take any responsibility, except to the extent imposed by law, for the accuracy or completeness of statements taken from public documents and records that were not prepared by or on behalf of the Standard General Parties, or for any failure by the Company to disclose events that may affect the significance or accuracy of such information.
WE URGE YOU NOT TO RETURN ANY PROXY CARD YOU RECEIVE FROM THE COMPANY — EVEN AS A PROTEST VOTE. EVEN IF YOU PREVIOUSLY HAVE SUBMITTED A PROXY CARD FURNISHED BY THE COMPANY, IT IS NOT TOO LATE TO CHANGE YOUR VOTE BY INTERNET OR TELEPHONE OR SIMPLY BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD. WE URGE THAT YOU VOTE BY INTERNET OR TELEPHONE OR BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD TO US TODAY.
IF A SHAREHOLDER RETURNS A WHITE PROXY CARD THAT IS SIGNED, DATED AND NOT MARKED WITH RESPECT TO A PROPOSAL, THAT SHAREHOLDER WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE “FOR” THE STANDARD GENERAL NOMINEES; “FOR” THE CANDIDATES WHO HAVE BEEN NOMINATED BY THE COMPANY OTHER THAN [●], FOR WHOM STANDARD GENERAL IS NOT SEEKING AUTHORITY TO VOTE AND WILL NOT EXERCISE ANY SUCH AUTHORITY; “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2021; “FOR” THE ELIMINATION OF ALL SUPERMAJORITY VOTING PROVISIONS SET FORTH IN THE COMPANY’S CHARTER AND “AGAINST” THE ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION.
YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

FORWARD LOOKING STATEMENTS
This Proxy Statement may include forward-looking statements that reflect the Standard General Parties’ current views with respect to future events. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may,” “would” or similar words are often used to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. Any forward-looking statements made in this Proxy Statement are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Standard General Parties will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business, operations or financial condition. Except to the extent required by applicable law, the Standard General Parties undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

APPENDIX A
INFORMATION CONCERNING PARTICIPANTS AND THEIR ASSOCIATES IN THE
PROXY SOLICITATION
The following sets forth the names and the number of shares of Common Stock of the Company beneficially owned (as determined in accordance with Rule 13d-3 under the Exchange Act) as of the date hereof by each of the Standard General Parties and the Standard General Nominees. No nominee has purchased or sold any securities of the Company within the past two (2) years. All percentages are based on the 219,656,092 shares of Common Stock outstanding as of February 19, 2021, as reported in the Company’s Annual Report on Form 10-K for the period ended December 31, 2020.
Name	Number of Shares of Common Stock of the Company Beneficially Owned	Percent of Common Stock of the Company
Standard General L.P.	15,375,927	7.0%
Stephen Usher	0	0%
David Glazek	0	0%
Daniel Malman	0	0%
Amit Thakrar	0	0%
Soohyung Kim (1)	15,375,927	7.0%
Colleen B. Brown	0	0%
Carlos P. Salas	0	0%
Elizabeth A. Tumulty	0	0%

(1)
Mr. Kim is the Chief Executive Officer, Managing Partner and Chief Investment Officer of Standard General L.P.; the director and sole shareholder of Standard General S Corp., the general partner of Standard General Holdings L.P., which itself is the general partner of Standard General L.P.; and sole member and Chief Executive Officer of Acme Amalgamated Holdings LLC, the managing member of Standard General Management LLC, which itself is the managing member of Standard General GP LLC, the general partner of various of the investment vehicles, which are managed by Standard General L.P. who has obtained its beneficial ownership of the Common Stock in such capacity. In such capacities, Mr. Kim may be deemed to indirectly beneficially own the shares of Common Stock beneficially owned by Standard General L.P.

Except as set forth in this Proxy Statement, including in the Appendices hereto, to the best knowledge of the Standard General Parties, none of the Standard General Parties, any of the persons participating in this solicitation on behalf of the Standard General Parties, any of the Standard General Nominees nor any associate of any of the foregoing persons (i) has any interest in any matter to be acted upon at the Annual Meeting, (ii) owns beneficially, directly or indirectly, or has the right to acquire, any securities of the Company or any parent or subsidiary of the Company, (iii) owns any securities of the Company of record but not beneficially, (iv) has purchased or sold any securities of the Company within the past two years, (v) is or has been a party to any contract, arrangement or understanding with respect to any securities of the Company within the past year, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies, (vi) has any arrangement or understanding with respect to future employment by the Company or with respect to any future transactions to which the Company or any of its affiliates will be or may be a party, (vii) has incurred indebtedness for the purpose of acquiring or holding securities of the Company, (viii) has been indebted to the Company or any of its subsidiaries since the beginning of the Company’s last fiscal year, or (ix) has engaged in or had a direct or indirect interest in any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000. In addition, except as set forth in this Proxy Statement or in the Appendices hereto, to the best knowledge of the Standard General Parties, none of the Standard General Parties, any of the persons participating in this solicitation on behalf of the Standard General Parties, any of the Standard General Nominees, nor any associate of any of the foregoing persons has had or is deemed to have a direct or indirect material interest in any transaction with the Company since the beginning of the Company’s last fiscal year, or in any proposed transaction, to which the Company or any of its affiliates was or is a party.

Except as set forth in this Proxy Statement, including in the Appendices hereto, none of the corporations or organizations in which any of the Standard General Nominees has conducted his or her principal occupation or employment was a parent, subsidiary or other affiliate of the Company, and none of the Standard General Nominees holds any position or office with the Company, has any family relationship with any executive officer or director of the Company or each other, or has been involved in any legal proceedings of the type required to be disclosed by the rules governing this solicitation. Except as set forth in this Proxy Statement, including in the Appendices hereto, to the knowledge of the Standard General Nominees, there are no material proceedings to which any Standard General Nominee, or any of their associates, is a party adverse to the Company or any of its subsidiaries, or in which any of the Standard General Nominees or any of their associates has a material interest adverse to the Company or any of its subsidiaries.
During the past ten years, none of the Standard General Nominees was involved in any event that would be required to be disclosed under Item 401(f) of Regulation S-K, promulgated by the SEC under the Exchange Act. During the last fiscal year, neither any Standard General Nominee nor a Standard General Party has failed to file reports related to the Company that are required by Section 16(a) of the Exchange Act.
To the best knowledge of the Standard General Parties, the Standard General Parties believe that each of the Standard General Nominees are independent under the applicable NYSE corporate governance rules.

APPENDIX B

COMMON STOCK TRANSACTIONS IN TEGNA INC.
The following tables set forth information with respect to all purchases and sales of Common Stock by the Standard General Parties and their associates, affiliates during the past two years (amounts in parentheses indicate a sale of shares). The Standard General Nominees do not hold, beneficially or of record, any shares of Common Stock.
	Purchases and Sales by Beneficial Owners				Standard General Master Fund L.P.
Date (A)	Company (B)	Security Type (C)	Trade (D)	Amount Purchased/Sold By Beneficial Owners (E)	Portion of Amount in Column (E) Purchased/Sold by Standard General Master Fund L.P.
4/10/2019	TEGNA Inc.	Common Stock	BUY	244,312	83,612
4/11/2019	TEGNA Inc.	Common Stock	BUY	300,000	102,671
4/12/2019	TEGNA Inc.	Common Stock	BUY	250,000	85,559
4/15/2019	TEGNA Inc.	Common Stock	BUY	200,000	68,447
4/18/2019	TEGNA Inc.	Common Stock	BUY	124,025	42,446
4/22/2019	TEGNA Inc.	Common Stock	BUY	137,121	46,928
4/23/2019	TEGNA Inc.	Common Stock	BUY	50,000	17,112
4/23/2019	TEGNA Inc.	Common Stock	BUY	210,000	71,869
4/23/2019	TEGNA Inc.	Common Stock	BUY	75,000	25,668
5/7/2019	TEGNA Inc.	Common Stock	BUY	317,542	73,152
5/8/2019	TEGNA Inc.	Common Stock	BUY	121,474	41,573
5/13/2019	TEGNA Inc.	Common Stock	BUY	185,000	59,817
5/13/2019	TEGNA Inc.	Common Stock	BUY	442,234	142,991
5/13/2019	TEGNA Inc.	Common Stock	BUY	500,000	161,669
5/13/2019	TEGNA Inc.	Common Stock	BUY	200,000	64,667
5/14/2019	TEGNA Inc.	Common Stock	BUY	200,000	64,919
5/14/2019	TEGNA Inc.	Common Stock	BUY	45,701	14,834
5/14/2019	TEGNA Inc.	Common Stock	BUY	175,000	56,804
5/15/2019	TEGNA Inc.	Common Stock	BUY	125,000	40,574
5/15/2019	TEGNA Inc.	Common Stock	BUY	100,000	32,459
5/16/2019	TEGNA Inc.	Common Stock	BUY	135,000	43,820
5/17/2019	TEGNA Inc.	Common Stock	BUY	50,000	16,230
5/17/2019	TEGNA Inc.	Common Stock	BUY	68,000	22,072
5/20/2019	TEGNA Inc.	Common Stock	BUY	85,000	27,591
5/20/2019	TEGNA Inc.	Common Stock	BUY	50,000	16,230
5/20/2019	TEGNA Inc.	Common Stock	BUY	35,000	11,361
5/21/2019	TEGNA Inc.	Common Stock	BUY	64,200	20,839
5/22/2019	TEGNA Inc.	Common Stock	BUY	63,500	20,612
5/22/2019	TEGNA Inc.	Common Stock	BUY	100,000	32,459
5/23/2019	TEGNA Inc.	Common Stock	BUY	74,704	24,248
5/23/2019	TEGNA Inc.	Common Stock	BUY	50,000	16,192
5/23/2019	TEGNA Inc.	Common Stock	BUY	25,000	8,096
5/23/2019	TEGNA Inc.	Common Stock	BUY	50,000	16,192
5/24/2019	TEGNA Inc.	Common Stock	BUY	100,000	32,391
5/24/2019	TEGNA Inc.	Common Stock	BUY	25,000	8,098
5/28/2019	TEGNA Inc.	Common Stock	BUY	75,000	24,292
5/28/2019	TEGNA Inc.	Common Stock	BUY	50,000	16,195
5/29/2019	TEGNA Inc.	Common Stock	BUY	100,000	32,423
5/29/2019	TEGNA Inc.	Common Stock	BUY	45,500	14,752
5/29/2019	TEGNA Inc.	Common Stock	BUY	150,000	48,635
5/30/2019	TEGNA Inc.	Common Stock	BUY	100,000	32,410
5/31/2019	TEGNA Inc.	Common Stock	BUY	50,000	16,203
5/31/2019	TEGNA Inc.	Common Stock	BUY	200,000	64,810
5/31/2019	TEGNA Inc.	Common Stock	BUY	179,500	57,968
5/31/2019	TEGNA Inc.	Common Stock	BUY	50,000	16,202

	Purchases and Sales by Beneficial Owners				Standard General Master Fund L.P.
Date (A)	Company (B)	Security Type (C)	Trade (D)	Amount Purchased/Sold By Beneficial Owners (E)	Portion of Amount in Column (E) Purchased/Sold by Standard General Master Fund L.P.
5/31/2019	TEGNA Inc.	Common Stock	BUY	25,000	8,101
6/3/2019	TEGNA Inc.	Common Stock	BUY	150,000	48,608
6/3/2019	TEGNA Inc.	Common Stock	BUY	50,000	16,202
6/3/2019	TEGNA Inc.	Common Stock	BUY	75,000	24,304
6/3/2019	TEGNA Inc.	Common Stock	BUY	155,000	50,228
6/3/2019	TEGNA Inc.	Common Stock	BUY	145,000	46,987
6/3/2019	TEGNA Inc.	Common Stock	BUY	50,000	16,203
6/3/2019	TEGNA Inc.	Common Stock	BUY	50,000	16,202
6/11/2019	TEGNA Inc.	Common Stock	BUY	461,000
6/11/2019	TEGNA Inc.	Common Stock	BUY	275,000
6/11/2019	TEGNA Inc.	Swap for Common Stock	BUY	1,400,000
6/12/2019	TEGNA Inc.	Swap for Common Stock	BUY	1,531,115
6/13/2019	TEGNA Inc.	Swap for Common Stock	BUY	681,970
6/14/2019	TEGNA Inc.	Swap for Common Stock	BUY	266,445
6/14/2019	TEGNA Inc.	Common Stock	BUY	190,000
6/17/2019	TEGNA Inc.	Common Stock	BUY	75,671
6/17/2019	TEGNA Inc.	Common Stock	BUY	150,000
6/18/2019	TEGNA Inc.	Common Stock	BUY	131,700
6/19/2019	TEGNA Inc.	Common Stock	BUY	150,000
6/20/2019	TEGNA Inc.	Common Stock	BUY	200,000
6/20/2019	TEGNA Inc.	Common Stock	BUY	59,000
6/21/2019	TEGNA Inc.	Common Stock	BUY	165,000
6/24/2019	TEGNA Inc.	Common Stock	BUY	84,677
6/25/2019	TEGNA Inc.	Common Stock	BUY	150,000
6/25/2019	TEGNA Inc.	Common Stock	BUY	100,000
6/26/2019	TEGNA Inc.	Swap for Common Stock	BUY	156,616
6/27/2019	TEGNA Inc.	Swap for Common Stock	BUY	92,400
6/28/2019	TEGNA Inc.	Swap for Common Stock	BUY	76,209
7/1/2019	TEGNA Inc.	Swap for Common Stock	BUY	51,530
7/2/2019	TEGNA Inc.	Swap for Common Stock	BUY	49,348
7/3/2019	TEGNA Inc.	Swap for Common Stock	BUY	70,176
7/5/2019	TEGNA Inc.	Swap for Common Stock	BUY	45,566
7/8/2019	TEGNA Inc.	Swap for Common Stock	BUY	53,165
7/9/2019	TEGNA Inc.	Swap for Common Stock	BUY	49,157
7/10/2019	TEGNA Inc.	Swap for Common Stock	BUY	88,000
7/11/2019	TEGNA Inc.	Swap for Common Stock	BUY	150,000
7/12/2019	TEGNA Inc.	Swap for Common Stock	BUY	128,200
7/15/2019	TEGNA Inc.	Swap for Common Stock	BUY	93,896
7/16/2019	TEGNA Inc.	Swap for Common Stock	BUY	118,834
7/17/2019	TEGNA Inc.	Swap for Common Stock	BUY	150,000
7/18/2019	TEGNA Inc.	Swap for Common Stock	BUY	92,943
7/19/2019	TEGNA Inc.	Swap for Common Stock	BUY	112,204
7/22/2019	TEGNA Inc.	Swap for Common Stock	BUY	177,200
7/23/2019	TEGNA Inc.	Swap for Common Stock	BUY	356,929
7/24/2019	TEGNA Inc.	Swap for Common Stock	BUY	105,500
7/29/2019	TEGNA Inc.	Swap for Common Stock	BUY	179,324	139,324

	Purchases and Sales by Beneficial Owners				Standard General Master Fund L.P.
Date (A)	Company (B)	Security Type (C)	Trade (D)	Amount Purchased/Sold By Beneficial Owners (E)	Portion of Amount in Column (E) Purchased/Sold by Standard General Master Fund L.P.
7/30/2019	TEGNA Inc.	Swap for Common Stock	BUY	227,449	227,449
7/31/2019	TEGNA Inc.	Swap for Common Stock	BUY	300,000	300,000
8/1/2019	TEGNA Inc.	Swap for Common Stock	BUY	254,783	254,783
8/2/2019	TEGNA Inc.	Swap for Common Stock	BUY	443,806	443,806
8/5/2019	TEGNA Inc.	Swap for Common Stock	BUY	350,000	350,000
8/5/2019	TEGNA Inc.	Common Stock	BUY	83,000
8/6/2019	TEGNA Inc.	Swap for Common Stock	BUY	200,000	200,000
8/6/2019	TEGNA Inc.	Common Stock	BUY	524,199
8/6/2019	TEGNA Inc.	Common Stock	BUY	90,000
8/7/2019	TEGNA Inc.	Swap for Common Stock	BUY	100,000	100,000
8/7/2019	TEGNA Inc.	Common Stock	BUY	415,000
8/7/2019	TEGNA Inc.	Common Stock	BUY	295,000
8/7/2019	TEGNA Inc.	Common Stock	BUY	275,000
8/7/2019	TEGNA Inc.	Common Stock	BUY	25,000
8/8/2019	TEGNA Inc.	Common Stock	BUY	300,000
8/9/2019	TEGNA Inc.	Common Stock	BUY	125,000
8/14/2019	TEGNA Inc.	Common Stock	BUY	75,000
8/14/2019	TEGNA Inc.	Common Stock	BUY	285,000
8/14/2019	TEGNA Inc.	Common Stock	BUY	200,000
8/14/2019	TEGNA Inc.	Common Stock	BUY	119,000
8/14/2019	TEGNA Inc.	Common Stock	BUY	25,000
9/24/2019	TEGNA Inc.	Common Stock	BUY	502,324
9/24/2019	TEGNA Inc.	Common Stock	BUY	225,000
9/24/2019	TEGNA Inc.	Common Stock	BUY	33,166
9/25/2019	TEGNA Inc.	Common Stock	BUY	505,000
11/1/2019	TEGNA Inc.	Swap for Common Stock	SELL (EXERCISE OF SWAP)	(2,346,299)
11/1/2019	TEGNA Inc.	Common Stock	BUY (EXERCISE OF SWAP)	2,346,299
11/1/2019	TEGNA Inc.	Swap for Common Stock	SELL (EXERCISE OF SWAP)	(3,791,104)
11/1/2019	TEGNA Inc.	Common Stock	BUY (EXERCISE OF SWAP)	3,791,104
3/16/2020	TEGNA Inc.	Swap for Common Stock	SELL (EXERCISE OF SWAP)	(2,015,362)	(1,720,817)
3/16/2020	TEGNA Inc.	Common Stock	BUY (EXERCISE OF SWAP)	2,015,362	1,720,817
3/25/2020	TEGNA Inc.	Common Stock	SELL	(1,000,000)	(291,490)
3/25/2020	TEGNA Inc.	Swap for Common Stock	BUY	1,000,000	291,490
3/26/2020	TEGNA Inc.	Common Stock	SELL	(1,000,000)	(291,490)
3/26/2020	TEGNA Inc.	Swap for Common Stock	BUY	1,000,000	291,490
3/27/2020	TEGNA Inc.	Common Stock	SELL	(1,000,000)	(291,490)
3/27/2020	TEGNA Inc.	Swap for Common Stock	BUY	1,000,000	291,490
3/30/2020	TEGNA Inc.	Common Stock	SELL	(1,000,000)	(291,490)
3/30/2020	TEGNA Inc.	Swap for Common Stock	BUY	1,000,000	291,490
3/31/2020	TEGNA Inc.	Common Stock	SELL	(1,000,000)	(291,490)
3/31/2020	TEGNA Inc.	Swap for Common Stock	BUY	1,000,000	291,490
4/2/2020	TEGNA Inc.	Common Stock	BUY	4,591,164
6/4/2020	TEGNA Inc.	Common Stock	SELL	(378,857)
6/4/2020	TEGNA Inc.	Common Stock	SELL	(458,257)
6/4/2020	TEGNA Inc.	Common Stock	SELL	(899,598)
6/5/2020	TEGNA Inc.	Common Stock	SELL	(100,000)

	Purchases and Sales by Beneficial Owners				Standard General Master Fund L.P.
Date (A)	Company (B)	Security Type (C)	Trade (D)	Amount Purchased/Sold By Beneficial Owners (E)	Portion of Amount in Column (E) Purchased/Sold by Standard General Master Fund L.P.
6/5/2020	TEGNA Inc.	Common Stock	SELL	(113,288)
6/5/2020	TEGNA Inc.	Common Stock	SELL (EXERCISE OF SWAP)	(361,483)
6/8/2020	TEGNA Inc.	Common Stock	SELL	(129,000)
6/8/2020	TEGNA Inc.	Common Stock	SELL	(100,000)
6/9/2020	TEGNA Inc.	Common Stock	SELL	(217,784)
6/9/2020	TEGNA Inc.	Common Stock	SELL	(346,182)
6/10/2020	TEGNA Inc.	Common Stock	SELL	(552,693)
6/10/2020	TEGNA Inc.	Common Stock	SELL	(250,000)
6/10/2020	TEGNA Inc.	Common Stock	SELL	(134,043)
6/11/2020	TEGNA Inc.	Common Stock	SELL	(30,000)
6/11/2020	TEGNA Inc.	Common Stock	SELL	(173,750)
6/11/2020	TEGNA Inc.	Common Stock	SELL	(226,152)
7/6/2020	TEGNA Inc.	Common Stock	BUY	50,000
7/6/2020	TEGNA Inc.	Common Stock	BUY	50,000
7/6/2020	TEGNA Inc.	Common Stock	BUY	214,969
1/20/2021	TEGNA Inc.	Common Stock	SELL	(1,330,999)
2/25/2021	TEGNA Inc.	Swap of Common Stock	SELL (EXERCISE OF SWAP)	(1,000,000)	(383,445)
2/25/2021	TEGNA Inc.	Common Stock	BUY (EXERCISE OF SWAP)	1,000,000	383,445
3/1/2021	TEGNA Inc.	Swap of Common Stock	SELL (EXERCISE OF SWAP)	(3,638,517)	(1,533,780)
3/1/2021	TEGNA Inc.	Common Stock	BUY	3,638,517	1,533,780
3/8/2021	TEGNA Inc.	Common Stock	SELL	(2,500,000)	(217,276)
3/9/2021	TEGNA Inc.	Common Stock	SELL	(84,859)	(7,342)
3/9/2021	TEGNA Inc.	Common Stock	SELL	(260,867)	(22,572)
3/15/2021	TEGNA Inc.	Common Stock	SELL	(2,006,709)

IMPORTANT
Please review this proxy statement and the enclosed materials carefully. YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own.
1.	If your shares are registered in your own name, please sign, date and mail the enclosed WHITE proxy card to Okapi in the postage-paid envelope provided, or vote by telephone or Internet, today.
2.
If you have previously signed and returned a proxy card to the Company, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to the Company by signing, dating and mailing the enclosed WHITE proxy card in the postage-paid envelope provided or by voting by telephone or Internet. Any proxy may be revoked at any time prior to the 2021 Annual Meeting by delivering a written notice of revocation or a later-dated proxy for the 2021 Annual Meeting to Okapi or by voting in person at the 2021 Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

3.
If your shares are held in the name of a brokerage firm, bank nominee or other institution, only such firm, nominee or other institution can vote your shares and only after receiving your specific instructions. Accordingly, please sign, date and mail the enclosed WHITE voting form in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a WHITE proxy card to be issued representing your shares.

4.	After signing the enclosed WHITE proxy card, do not sign or return the Company’s proxy card unless you intend to change your vote, because only your latest dated proxy card will be counted.
If you have any questions concerning this proxy statement, would like to request additional copies of this proxy statement, or need help voting your shares, please contact our proxy solicitor:

Okapi Partners LLC
1212 Avenue of the Americas, 24th Floor
New York, New York 10036
Shareholders may call toll-free: (855) 208-8902
Banks and brokers call: (212) 297-0720
Email: info@okapipartners.com

WHITE CARD
PRELIMINARY COPY — SUBJECT TO COMPLETION
[FORM OF PROXY CARD]
TEGNA Inc.
2021 Annual Meeting of Stockholders
THIS PROXY IS SOLICITED ON BEHALF OF STANDARD GENERAL L.P. (“STANDARD
GENERAL”), STANDARD GENERAL MASTER FUND L.P., SOOHYUNG KIM, COLLEEN B. BROWN,
CARLOS P. SALAS, ELIZABETH A. TUMULTY, DANIEL MALMAN, AMIT THAKRAR, DAVID
GLAZEK AND STEPHEN USHER (COLLECTIVELY, THE “PARTICIPANTS”).
THIS PROXY SOLICITATION IS NOT BEING MADE BY OR ON BEHALF OF TEGNA INC.
The undersigned appoint(s) Bruce H. Goldfarb, Jason W. Alexander and Patrick J. McHugh and each of them, as proxies (each and any substitute, a “Proxyholder”) with full power of substitution and with discretionary authority to vote all shares of common stock of TEGNA Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2021 Annual Meeting of Shareholders of the Company scheduled to be held on [●], at [●], including any adjournments, continuations or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”) on all matters coming before the Annual Meeting.
The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all actions the herein named Proxyholders, their substitutes, or any of them may lawfully take by virtue hereof. Other than the 4 proposals set forth on the reverse side of this card, the Participants are not aware of any other matters to be considered at the Annual Meeting. However, should other matters, unknown a reasonable time before the Annual Meeting, be brought before the Annual Meeting, each Proxyholder will vote on such matters in their discretion. If properly executed, this proxy will be voted as directed on the reverse side and each Proxyholder will vote in his or her discretion with respect to any other matters, unknown a reasonable time before the Annual Meeting, as may properly come before the Annual Meeting.
IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” THE STANDARD GENERAL NOMINEES; “FOR” THE CANDIDATES WHO HAVE BEEN NOMINATED BY THE COMPANY OTHER THAN [●], FOR WHOM STANDARD GENERAL IS NOT SEEKING AUTHORITY TO VOTE AND WILL NOT EXERCISE ANY SUCH AUTHORITY; “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2021; “FOR” THE ELIMINATION OF ALL SUPERMAJORITY VOTING PROVISIONS SET FORTH IN THE COMPANY’S CHARTER AND “AGAINST” THE ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION.
IMPORTANT: PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY CARD TODAY!
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲
KEEP THIS PORTION FOR YOUR RECORDS

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
WE RECOMMEND A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 BELOW.
PROPOSAL NO. 1: Standard General’s proposal to elect Colleen B. Brown, Carlos P. Salas, Elizabeth A. Tumulty and the candidates who have been nominated by the Company other than [●], for whom Standard General is not seeking authority to vote and will not exercise any such authority, as directors of the Company.  To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominees on the lines provided.
FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
☐	☐	☐

FOR YOUR PROXY TO BE VALID, IT MUST BE DATED.

Signature of Shareholder                                          Date

Signature (if held jointly)                                         Date

Title(s)

Please sign exactly as name appears on share certificates or on label affixed hereto. When shares are held by joint tenants, both should sign. In case of joint owners, EACH joint owner should sign and date. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title as such.
PLEASE SIGN, DATE AND MAIL YOUR PROXY PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED

STANDARD GENERAL WILL USE THIS PROXY TO VOTE (I) “FOR” COLLEEN B. BROWN, CARLOS P. SALAS AND ELIZABETH A. TUMULTY, AND (II) “FOR” THE CANDIDATES WHO HAVE BEEN NOMINATED BY THE COMPANY OTHER THAN [ ], FOR WHOM STANDARD GENERAL IS NOT SEEKING AUTHORITY TO VOTE AND WILL NOT EXERCISE ANY SUCH AUTHORITY. THE NAMES, BACKGROUNDS AND QUALIFICATIONS OF THE COMPANY’S NOMINEES, AND OTHER INFORMATION ABOUT THEM, CAN BE FOUND IN THE COMPANY’S PROXY STATEMENT. EACH OF THE STANDARD GENERAL NOMINEES HAS CONSENTED TO BEING NAMED AS A NOMINEE AND TO SERVE ON THE BOARD OF DIRECTORS IF ELECTED. THERE IS NO ASSURANCE THAT ANY OF THE COMPANY’S NOMINEES WILL SERVE AS DIRECTORS IF OUR NOMINEES ARE ELECTED. Standard General does not expect that any of the nominees will be unable to stand for election, but, in the event any nominee is unable to serve or for good cause will not serve, the shares of common stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s organizational documents and applicable law. In addition, Standard General has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its organizational documents or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under the Company’s organizational documents and applicable law. In any such case, shares of common stock represented by this proxy card will be voted for such substitute nominee(s).

STANDARD GENERAL RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2021.

PROPOSAL NO. 2 Company’s proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2021.

   ☐ FOR     ☐ AGAINST     ☐ ABSTAIN

STANDARD GENERAL RECOMMENDS A VOTE “AGAINST” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 3 Company’s proposal of an advisory resolution to approve executive compensation.

☐ FOR     ☐ AGAINST     ☐ ABSTAIN

STANDARD GENERAL RECOMMENDS A VOTE “FOR” THE ELIMINATION OF SUPERMAJORITY VOTING REQUIREMENT.

PROPOSAL NO. 4 Company’s proposal to eliminate the Supermajority Voting Requirement.

☐ FOR     ☐ AGAINST     ☐ ABSTAIN

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲
KEEP THIS PORTION FOR YOUR RECORDS